                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-KA

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): December 17, 1997 (December 16, 1997)

                           UNIVERSAL SELF CARE, INC.
                           -------------------------
                (Exact name of registrant as specified in its charter)


  Delaware                                       95-4228470
-------------                                  --------------
(State or other jurisdiction of                (IRS Employer
incorporation or organization)              Identification Number)


                             11585 Farmington Road
                            Livonia, Michigan 48150
                            -----------------------
                     (Address of Principal Executive Offices)

                            Universal Self Care, Inc.
                                    -----------
                                Brian D. Bookmeier
                                    President
                             Universal Self Care, Inc.
                               11585 Farmington Road
                              Livonia, Michigan 48150
                              -----------------------
                     (Name and address of agent for service)
                              -----------------------

                                  (313) 261-2988
                              -----------------------
           (Telephone number, including area code, of agent for service)

                                     Copy to:
                             Peter W. Rothberg, Esq.
                             Greenberg Traurig Hoffman
                               Lipoff Rosen & Quentel
                                153 East 53rd Street
                              New York, New York 10022
                                   (212) 801-9200

            (Former name or former address, if changed since last report)

ITEM 5--OTHER EVENTS.

    On December 16, 1997 the Company, its principal operating subsidiaries and its principal management stockholders, and Gainor Medical Management, LLC and its wholly owned acquisition subsidiary ("Gainor"), executed an amendment to the Asset Purchase Agreement among the parties, dated November 14, 1997 (the "First Amendment"), for the sale to Gainor of substantially of all of the operating assets of the Company (the "Transaction"). Negotiation of the First Amendment resulted from Gainor's appraisal of the Company's future operations and its past operating performance for the first five months of the Company's current fiscal year ended November 30, 1997, which past performance was below that internally projected by the Company owing in part to a decline in referrals of potential customers, computer -generated problems in delivering recent Medicare billings and other revenue reductions during the last several months. The First Amendment reduced the purchase price for the assets from $37,000,000 to $34,000,000 (the "Purchase Price"), eliminated upward adjustments to the Purchase Price based upon the value of the Company's inventory and net tangible assets at closing, and reduced the portion of the Purchase Price paid in the form of a convertible subordinated note from $20,000,000 to $17,000,000. Pursuant to the First Amendment, in addition to offsets for customary indemnifications under the Sale Agreement, the principal of the Note is subject to reduction in the event that
(i) Gainor does not achieve Post Closing Revenue (as hereinafter defined) during calendar 1998 at a level that is reduced in the First Amendment, and (ii) Gainor is not able to collect at least $6,000,000 from the accounts receivable sold to Gainor as part of the Transaction during the one-year period succeeding the closing (which collection level was increased from $5,000,000 in the First Amendment). Subject to approval of its stockholders, the Company anticipates consummation of the Transaction in early February 1998.

ITEM 7--FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (b) Pro Forma Financial Information

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

    The following pro forma consolidated financial statements have been prepared to show the proposed disposition of all of the Company's (including its subsidiaries') operating assets in the Gainor Transaction.

    The following unaudited pro forma consolidated balance sheet presents the pro forma financial position of the Company at September 30, 1997 as if the proposed sale had occurred on such date. Included are adjustments to record the value of the consideration paid to the Company, the disposition of assets sold and liabilities assumed, the write-off of intangible assets connected with the disposed operations and the settlement of a substantial portion of the remaining liabilities.

    The unaudited pro forma consolidated statements of operations for the year ended June 30, 1997 and three months ended September 30, 1997 reflect the Company in a non-operating mode after the disposition, whereupon certain corporate general and administrative expenses will remain with the Company and the Company's income will consist of interest collected upon the note issued in the sale and on excess cash, as if the sale had occurred on July 1, 1996.

    The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the sale occurred on July 1, 1996, nor may it be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical financial statements and notes thereto, which are included in the Company's 1997 Annual Report, which has been delivered along with this Proxy Statement.

                   UNIVERSAL SELF CARE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                     ASSETS

                                                                             PRO FORMA ADJUSTMENTS
                                                        BALANCE AT
                                                       SEPTEMBER 30,  -----------------------------------
                                                           1997                DEBIT            CREDIT           TOTAL
                                                       -------------       -------------     ------------     ------------
CURRENT ASSETS
Cash.................................................  $     471,658 (1)  $  10,474,084 (3)  $  3,675,823  $   6,798,261
Accounts receivable, net allowance for doubtful
  accounts of $2,347,967.............................      8,552,235                    (1)     8,552,235       --
Inventories..........................................        461,437 (1)                          461,437       --
Prepaid expenses.....................................         74,200                    (1)        74,200       --
                                                       -------------      -------------      ------------   ------------
  TOTAL CURRENT ASSETS...............................      9,559,530                                           6,704,442
LONG-TERM NOTES RECEIVABLE, NET OF DISCOUNT..........                (1)     16,100,000                       16,100,000
PROPERTY AND EQUIPMENT, net of accumulated
  depreciation of $696,729...........................        964,729                    (1)       964,729       --
INTANGIBLE ASSETS, net of accumulated amortization of
  $889,999...........................................      5,762,663                    (2)     5,762,663       --
DEPOSITS AND OTHER ASSETS............................         41,706                    (1)        41,706       --
                                                       -------------      -------------      ------------   ------------
                                                       $  16,328,628      $  26,574,084      $20,004,451   $  22,898,261
                                                       -------------      -------------      ------------   ------------
                                                       -------------      -------------      ------------   ------------
LIABILITIES
CURRENT LIABILITIES
  Accounts payable...................................  $   3,941,435 (1)  $   3,941,435      $             $    --
  Notes payable-current portion......................        206,528                                             206,528
  Accrued liabilities................................      2,533,325 (1)      2,505,617                           27,708
  State audit reserves...............................        700,000                                             700,000
  Payroll taxes payable..............................        550,552 (1)        550,552
  Accrued income tax payable--current portion........                                   (1)       475,000        475,000
                                                       -------------      -------------      ------------   ------------
    TOTAL CURRENT LIABILITIES........................      7,931,810                                           1,409,236
LONG-TERM NOTES PAYABLE, net of current portion......        207,083                                             207,083
REVOLVING CREDIT LOAN................................      3,675,823 (3)      3,675,823                         --
DEFERRED INCOME TAXES PAYABLE-- long term portion....                                   (1)     5,750,000      5,750,000
REDEEMABLE PREFERRED STOCK, Series A.................      1,686,324                                           1,686,324
STOCKHOLDERS' EQUITY
  Preferred stock, Series B Cumulative Convertible,
   $.0001 par value, 10,000,000 shares authorized,
   1,580,000 shares issued and outstanding...........        505,000                                             505,000
  Common stock, $.0001 par value 40,000,000 shares
   authorized, 9,724,579 shares issued and outstanding
   as of September 30, 1997..........................            972                                                 972
  Additional paid-in capital.........................     14,045,838                                          14,045,838
  Retained earnings (deficit)........................    (11,724,222)(2)      5,762,663 (1)    16,780,693       (861,514)
                                                       -------------      -------------      ------------   ------------
TOTAL STOCKHOLDERS' EQUITY...........................      2,827,588                                          13,690,296
                                                       -------------      -------------      ------------   ------------
                                                       $  16,328,628      $  16,436,060      $ 22,005,693  $  22,898,261
                                                       -------------      -------------      ------------   ------------
                                                       -------------      -------------      ------------   ------------

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                   UNIVERSAL SELF CARE, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                       THREE MONTHS                    PRO FORMA ADJUSTMENTS
                                                           ENDED
                                                       SEPTEMBER 30,                  ------------------------
                                                           1997                      DEBIT                    CREDIT
                                                       -------------             -------------             ------------
REVENUES.............................................  $   8,258,138   (1)       $   8,258,138             $
COST OF GOODS SOLD...................................      4,884,197                             (1)          4,884,197
                                                       -------------
GROSS PROFIT.........................................      3,373,941
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.........      3,875,907   (3)             279,250   (1)          3,875,907
                                                       -------------             -------------             ------------
OPERATING INCOME (LOSS)..............................       (501,966)
                                                       -------------             -------------             ------------
OTHER INCOME (EXPENSES)
  Interest (expense), net............................       (143,391)                            (1)            133,051
  IRS interest on deferred installment gain..........       --         (4)              77,500
  Interest income....................................       --                                   (2)            412,000
                                                       -------------             -------------             ------------
  TOTAL OTHER INCOME (EXPENSES)......................       (143,391)
                                                       -------------             -------------             ------------
NET INCOME (LOSS) BEFORE INCOME TAXES................       (645,357)
PROVISION FOR INCOME TAXES...........................       --         (5)              17,964
                                                       -------------             -------------             ------------
NET INCOME (LOSS)....................................  $    (645,357)            $   8,632,852             $  9,305,155
                                                       -------------
                                                       -------------
NET INCOME (LOSS) PER SHARE..........................  $       (0.07)
                                                       -------------
                                                       -------------
WEIGHTED AVERAGE SHARES..............................      9,724,579
                                                       -------------             -------------             ------------
                                                       -------------             -------------             ------------


                                                           TOTAL
                                                       -------------
REVENUES.............................................  $    --
COST OF GOODS SOLD...................................       --

GROSS PROFIT.........................................       --
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.........        279,250

                                                       -------------
OPERATING INCOME (LOSS)..............................       (279,250)

                                                       -------------
OTHER INCOME (EXPENSES)
  Interest (expense), net............................        (10,340)
  IRS interest on deferred installment gain..........        (77,500)
  Interest income....................................        412,000

                                                       -------------
  TOTAL OTHER INCOME (EXPENSES)......................        324,160

                                                       -------------
NET INCOME (LOSS) BEFORE INCOME TAXES................         44,910
PROVISION FOR INCOME TAXES...........................         17,964

                                                       -------------
NET INCOME (LOSS)....................................  $      26,946

                                                       -------------
                                                       -------------
NET INCOME (LOSS) PER SHARE..........................  $        0.00

                                                       -------------
                                                       -------------
WEIGHTED AVERAGE SHARES..............................      9,724,579

                                                       -------------
                                                       -------------

    See Notes to Pro Forma Financial Statements.

                   UNIVERSAL SELF CARE, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                                       PRO FORMA ADJUSTMENTS
                                                        YEAR ENDED
                                                         JUNE 30,     ------------------------
                                                           1997                      DEBIT                    CREDIT
                                                       -------------             -------------             ------------
REVENUES.............................................  $  34,001,626        (1)  $  34,001,626             $
COST OF GOODS SOLD...................................     19,981,506                                  (1)    19,981,506
                                                       -------------             -------------             ------------
GROSS PROFIT.........................................     14,020,120
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.........     15,798,780        (3)      1,117,000        (1)    15,798,780
                                                       -------------             -------------             ------------
OPERATING INCOME (LOSS)..............................     (1,778,660)
                                                       -------------             -------------             ------------
OTHER INCOME (EXPENSES)
  Interest (expense), net............................       (874,572)                                 (1)       833,211
  IRS interest on deferred installment gain..........       --              (4)        350,000
  Interest income....................................       --                                        (2)     1,739,618
                                                       -------------             -------------             ------------
  TOTAL OTHER INCOME (EXPENSES)......................       (874,572)
                                                       -------------             -------------             ------------
NET INCOME (LOSS) BEFORE INCOME TAXES................     (2,653,232)
PROVISION FOR INCOME TAXES...........................       --              (5)         70,656
                                                       -------------             -------------             ------------
NET INCOME (LOSS)....................................  $  (2,653,232)            $  35,499,282             $ 38,258,497
                                                       -------------             -------------             ------------
                                                       -------------             -------------             ------------
NET INCOME (LOSS) PER SHARE..........................  $        (.33)
                                                       -------------             -------------             ------------
                                                       -------------             -------------             ------------
WEIGHTED AVERAGE SHARES..............................      8,084,278
                                                       -------------             -------------             ------------
                                                       -------------             -------------             ------------


                                                           TOTAL
                                                       -------------
REVENUES.............................................  $    --
COST OF GOODS SOLD...................................       --

                                                       -------------
GROSS PROFIT.........................................       --
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.........      1,117,000

                                                       -------------
OPERATING INCOME (LOSS)..............................     (1,117,000)

                                                       -------------
OTHER INCOME (EXPENSES)
  Interest (expense), net............................        (41,361)
  IRS interest on deferred installment gain..........       (350,000)
  Interest income....................................      1,739,618

                                                       -------------
  TOTAL OTHER INCOME (EXPENSES)......................      1,348,257

                                                       -------------
NET INCOME (LOSS) BEFORE INCOME TAXES................        231,257
PROVISION FOR INCOME TAXES...........................         92,503

                                                       -------------
NET INCOME (LOSS)....................................  $     105,983

                                                       -------------
                                                       -------------
NET INCOME (LOSS) PER SHARE..........................  $        0.01

                                                       -------------
                                                       -------------
WEIGHTED AVERAGE SHARES..............................      8,084,278

                                                       -------------
                                                       -------------

    See Notes to Pro Forma Financial Statements.

                   UNIVERSAL SELF CARE, INC. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS

    A. The following unaudited pro-forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet at September 30, 1997:

        (1) To record the sale of all the Company's operating assets with assumption by the buyer of certain accounts payable totaling $3,941,435 and accrued expenses of $1,878,637. The sale price is assumed to be $34 million, constituted as follows: $17 million cash (as decreased for the assumption of accounts payable and accrued expenses totaling $5,212,416) and increased for the book value of inventory, property and equipment and prepaid and other assets) and a $17 million note receivable payable over a minimum of 5 years (subject to prepayment), bearing interest at 7% for the first year and 8% thereafter. The Company has recorded a discount of $900,000 on the note. The estimated gain on sale is $22,534,035. The estimated tax impact to the Company is $6,225 million (after consideration of the Company's net operating loss carry forwards).

        (2) To write off all remaining goodwill and intangible assets related to the Company's operations upon the disposal.

        (3) To utilize a portion of cash receipts from the sale to pay off the revolving credit loan and amount due on the California sales tax audit settlement.

    B. The following pro-forma adjustments are included in the accompanying unaudited pro forma consolidated statements of operations for the year ended June 30, 1997 and three months ended September 30, 1997, which have been prepared to reflect the sale as if it had occurred on July 1, 1996:

        (1) To eliminate the operations of the disposed business from the Company's statement of operations.

        (2) To record interest income at an annual rate of 7% on the $17 million note receivable, and 6% on the remaining cash.

        (3) To record estimated general corporation expenses of $1,117,000 on an annual basis.

        (4) To record IRS interest on deferred installment gain.

        (5) To record provision of income tax.

    (c) Exhibits.

        1. First Amendment, dated as of November 24, 1997, to Asset Purchase Agreement dated November 14, 1997.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                UNIVERSAL SELF CARE, INC.
                                   (REGISTRANT)

DATED: DECEMBER 30, 1997              BY:            /S/ BRIAN D. BOOKMEIER
                                     -----------------------------------------
                                     Brian D. Bookmeier,
                                     CHIEF EXECUTIVE OFFICER

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                UNIVERSAL SELF CARE, INC.
                                  (REGISTRANT)

DATED: DECEMBER 30, 1997              BY:
                                     -----------------------------------------
                                       Brian D. Bookmeier, President And
                                       CHIEF EXECUTIVE OFFICER OFFICER